Exhibit 99.1

VerifyMe Announces Leadership Change

Lake Mary, FL – March 16, 2023 – PRNewswire — VerifyMe, Inc. (NASDAQ: VRME) together with its subsidiaries, Trust Codes Global Limited (“Trust Codes Global”) and PeriShip Global LLC (“PeriShip Global”), (together “VerifyMe,” “we,” “our,” or the “Company”) provides brand owners time and temperature sensitive logistics, supply chain traceability and monitoring, authentication, and data-rich consumer engagement services, announced today that Patrick White has agreed to leave the Company to pursue other opportunities. Scott Greenberg, Executive Chairman will perform the duties of Chief Executive Officer to provide seamless leadership continuity until the Board appoints the new Chief Executive Officer.

Scott Greenberg, Executive Director said, “On behalf of the Board of Directors, I would like to thank Patrick for his leadership and experience over the last six years. Through his efforts the Company has seen tremendous enhancements in our technology and revenue growth. We wish him all the best in the future.”

About VerifyMe, Inc.

VerifyMe, Inc. (NASDAQ: VRME), together with its subsidiaries, Trust Codes Global and PeriShip Global, is a software driven logistics provider of high-touch, end-to-end logistics management. We provide logistics management from a sophisticated IT platform with proprietary databases, package and flight-tracking software, weather, and flight status monitoring systems, as well as dynamic dashboards with real-time visibility into shipment transit and last-mile events. In addition, VerifyMe and Trust Codes provides brand protection and consumer engagement solutions allowing brand owners to gather business intelligence. To learn more, visit www.verifyme.com.

Cautionary Note Regarding Forward-Looking Statements

This release contains forward-looking statements. The words "believe," "will," and similar expressions, as they relate to us, are intended to identify forward-looking statements. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy and financial needs. Important factors that could cause actual results to differ from those in the forward-looking statements include, the impact of inflation, reductions in discretionary consumer spending, and the COVID-19 pandemic, competition by key strategic partners, intellectual property litigation, the successful development of our sales and marketing capabilities, the successful integration of our acquisitions (including the assets of PeriShip Global and Trust Codes Global), our ability to retain key management personnel, our ability to work with partners in selling our technologies to businesses, production difficulties, our inability to enter into contracts and arrangements with future partners, issues which may affect the reluctance of large companies to change their purchasing of products, acceptance of our technologies and the efficiency of our authenticators in the field, our ability to successfully develop, implement, maintain, upgrade, enhance, and protect our information technology systems, and our ability to timely pay amounts due and comply with the covenants under our debt facilities. These risk factors and uncertainties include those more fully described in VerifyMe’s Annual Report and Quarterly Reports filed with the Securities and Exchange Commission, including under the heading entitled “Risk Factors.” Should one or more of these risks or uncertainties materialize, or should any of our underlying assumptions prove incorrect, actual results may vary materially from those currently anticipated. Any forward-looking statement made by us herein speaks only as of the date on which it is made. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

For Licensing or Other Information Contact:

Company: VerifyMe, Inc.

Email: IR@verifyme.com

Website: http://www.verifyme.com